SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2019

CRAFT BREW ALLIANCE, INC.
(Exact Name of Registrant as Specified in Charter)

Washington	0-26542	91-1141254
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

929 North Russell Street
Portland, OR 97227-1733
(Address of Principal Executive Offices, Zip Code)

(503) 331-7270
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company       ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 8.01	Other Events.

On April 24, 2019, Craft Brew Alliance, Inc. (“the Company”), filed a joint notice with the plaintiffs in Theodore Broomfield v. Kona Brewing Co. LLC, Kona Brew Enterprises, LLP, et al, in the United States District Court for the Northern Division of California, informing the Court that the parties have reached an agreement in principle to settle the litigation, and expect to file an executed settlement agreement with the full terms and conditions of the settlement with the Court in the near future. The settlement is expected to be structured as a nationwide “claims made” settlement covering purchases of specified Kona beers. Under the agreement in principle, the Company would be required to make certain payments to class members and pay specified administrative fees and fees of the plaintiffs’ attorneys. The preliminary settlement will be subject to the Court’s approval. The Company expects to recognize an incremental charge of $4.7 million on a pre-tax basis in the quarter ended March 31, 2019, based on its current estimate of the probable costs of settling the litigation, but it is reasonably possible that the total cost of settling the litigation will exceed current estimates. The Company did not previously record any liabilities with respect to the litigation or include any potential costs in our anticipated financial highlights for 2019 published on March 6, 2019.

Forward-Looking Statements
Statements made in this report that state the Company’s or management’s beliefs, expectations, or predictions for the future, including the anticipated costs of settling litigation, are forward-looking statements. It is important to note that the Company’s actual results could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s SEC filings, including, but not limited to, the Company’s report on Form 10-K for the year ended December 31, 2018. Copies of these documents may be found on the Company’s website, www.craftbrew.com, or obtained by contacting the Company or the SEC. The Company disclaims any obligation to publish updated information with regard to its forward-looking statements or risks related to those statements, except as required by the federal securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAFT BREW ALLIANCE, INC.

Dated: April 25, 2019	By:	/s/Edwin A. Smith
Edwin A. Smith
Corporate Controller and Principal Accounting Officer